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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) April 30, 1998
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                     Norwest Asset Acceptance Corporation
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            (Exact name of registrant as specified in its charter)


        Delaware                    333-32577                   52-2049703
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(State or other                    Commission                   (IRS Employer
 jurisdiction of incorporation)    File Number)               ID Number)

7485 New Horizon Way, Frederick, Maryland               21703
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(Address of principal executive offices)               (Zip Code)

Registrant's Telephone Number, including area code:   (801) 815-6665
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                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 5.  Other Events
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         On April 30, 1998, Norwest Asset Acceptance Corporation, a Delaware
corporation (the "Depositor"), sold Asset Backed Certificates, Series 1998-HE1, Class A (the "Offered Certificates"), having an aggregate original principal balance of approximately $219,697,000.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of April 30, 1998, among the Depositor, Norwest Mortgage, Inc., as seller and servicer (in its capacity as seller, the "Seller", and in its capacity as servicer, the "Servicer"), Norwest Bank Minnesota, National Association, as certificate administrator (the "Certificate Administrator"), and First Union National Bank, as trustee (the "Trustee"), a copy of which is filed as an exhibit hereto. Norwest Asset Acceptance Corporation Asset Backed Certificates, Series 1998-HE1, Class R (the "Residual Certificates" and together with the Offered Certificates, the "Certificates") were also issued pursuant to the Agreement.

         As of the date of initial issuance, the Certificates evidenced an undivided interest in a trust fund (the "Trust"), consisting principally of a pool of fixed-and adjustable-rate, sub-prime home equity loans secured by first liens on one-to four-family residential properties.

         Monthly distributions of interest and principal on the Offered Certificates will be distributed as set forth in the Agreement on each Distribution Date. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that Available Funds and any Insured Amounts are available therefor.

         An election will be made to treat the Trust as a REMIC for federal income tax purposes (the "REMIC"). The Class A Certificates will be treated as "regular interests" in the REMIC and the Class R Certificates will be treated as the sole class of "residual interests" in the REMIC.

         This Current Report on Form 8-K is also being filed to file a copy of the Certificate Insurance Policy which was issued on April 30, 1998 by Ambac Assurance Corporation with respect to the Offered Certificates.

         Terms used but not defined herein shall have the meanings set forth in the Agreement.
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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     4.1 Pooling and Servicing Agreement, dated as of April 30, 1998, among Norwest Asset Acceptance Corporation, Norwest Mortgage, Inc., Norwest Bank Minnesota, National Association and First Union National Bank.

     99.1 Certificate Insurance Policy issued on April 30, 1998 by Ambac Assurance Corporation.
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NORWEST ASSET ACCEPTANCE CORPORATION

May 13, 1998
                              /s/ Patrick Greene
                              --------------------------------------------
                              Name: Patrick Greene
                              Title: Assistant Vice President
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                               INDEX TO EXHIBITS
                               -----------------

                                                                  Paper (P) or
 Exhibit No.             Description                             Electronic (E)
 -----------             -----------                             --------------

    4.1                  Pooling and Servicing                          E
                         Agreement, dated as of April 30, 1998,
                         among Norwest Asset Acceptance
                         Corporation, Norwest Bank Minnesota,
                         National Association, Norwest Mortgage,
                         Inc. and First Union National Bank.

   99.1                  Certificate Insurance Policy issued on         E
                         April 30, 1998 by Ambac Assurance
                         Corporation.